SEMIANNUAL REPORT
                                 MARCH 31, 2000

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.
                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                                                  April 26, 2000

Dear Fellow Shareholder:

  That giant sucking sound you're hearing is not the outflow of U.S. jobs to Mexico due to NAFTA as predicted by Ross Perot several years ago, but rather, the air being let out of the technology and biotech "bubble" to which we've referred in our last two letters. We have no way to know if this is just another "buying opportunity" for the "growth at any price" and momentum investors, but ultimately, the speculative stocks won't rebound - and in the end it won't be pretty.

  The shift in sentiment and decline in many of the overvalued stocks in today's market over the last few weeks has been simply breathtaking. Over the past month, the NASDAQ has declined 19.7%; the Interactive Week Internet Index fell 24.3%; and the Merrill Lynch Biotech Holders Trust is down 24.3%. Individual stock declines off their 52-week highs (for the most part in the last 6-8 weeks) have been stunning: Ariba, down 71%; Red Hat, down 82%; Commerce One, down 72%; MicroStrategy, down 87%; and eBay, down 45%. Against that backdrop, your portfolio did very well. In fact, as of this writing, your portfolio has bested all of the averages, to include the Dow, S&P 500, NASDAQ and Russell 2000. Indeed, we have witnessed a stunning reversal over the last several weeks in favor of the value segment of the market where we are positioned. Venerable market forecaster, Bob Farrell of Merrill Lynch, probably summed it up best in the April 10th issue of Barron's when he said, "We're seeing a sea-change in investor preference, away from so-called New Economy stocks to so-called Old Economy stocks. This dramatic shift in the last few weeks may foreshadow an extended period of under-performance by the NASDAQ and particularly the technology sector."

  Our view, as we have discussed with you in the past, is that technology, including the Internet, will be an increasingly important part of most companies. Your portfolio companies' technology strategies are key inputs to our research. The stock market likes black and white stories like "new" versus "old" economy, but in reality, all companies have to face a changing world and figure out how to defend a niche and make money. Pure play "new economy" companies heretofore have been too expensive and risky to own. Perhaps if the markets cooperate, we will get a chance to own the better ones at a good price.

  In our December quarterly report, we commented on the significant share repurchase activity in your portfolio. Specifically, over 75% of the companies in your portfolio have implemented active share repurchases. We also commented that we felt there was a strong likelihood that the attractive valuations would result in increased merger activity. In the first quarter, two of your companies were acquired. Sterling Commerce was acquired by SBC at a 46% premium, and Financial Security Assurance at a 52% premium, by Dexia. Additionally, Consolidated Stores has engaged Credit Suisse First Boston to look at possible ways of enhancing shareholder value. We believe that we will continue to see acquisition activity continue at a high level because of the strong underlying fundamentals of your companies and the extremely attractive valuations - on a P/E multiple basis, your portfolio is still priced 55% cheaper than the S&P 500!

  On that score, we would like to highlight a few of the companies currently held in your portfolio.

WHAT HAS WORKED

ARROW ELECTRONICS, INC.

  Arrow is the world's number one distributor of semiconductors, passive electronic components and mid-range computer systems. The Company has the number one market share in the United States, Europe and the Far East. The stock has recently broken out of a slump, having appreciated 41% this year, yet still sells at just 14 times recently raised estimates. Despite widely held views that the "Dell model" (a direct relationship between supplier and customer) and business-to-business e-commerce would usurp the function of the distributor, Arrow, and a handful of other top tier players including your Pioneer-Standard Electronics holding - up 25% in the past nine months - are currently thriving.

  The last few years have been confusing and frustrating for investors as a cyclical downturn in semiconductors over the 1996-1998 period began to transition into a recovery. While the timing of the cycles is obviously not perfectly predictable, distributors typically lag the semiconductor manufacturers by one to four quarters. The absence of an immediate recovery by Arrow and the other distributors last year seemed to scare investors into thinking that the bigger secular issues previously mentioned were at work. This caused the stock to underperform in 1999. Now that growth has resumed, the stock has recovered strongly; yet this equity still trades at a significant discount to its historical relative and absolute valuation range, suggesting a nagging concern by the market that Arrow's success will be fleeting.

  We have spent a great deal of time analyzing supply chain management, "BtoB e-commerce," and vertical portals, particularly as they relate to the Internet. We expect the more commodity aspects of distribution, the so-called demand fulfillment business, to be negatively impacted by advanced supply chain techniques employed by the likes of Ariba, Commerce One or VerticalNet. Value added distribution, the so-called demand creation end of the business, should continue to thrive as it involves a whole host of activities ancillary to the delivery of a part, and in many cases, involves physical alteration of the part. Furthermore, end customers are looking to outsource non-core tasks, and distributors like Arrow have built the infrastructure to satisfy these demands. Approximately 65% of Arrow's current business is demand creation and that percentage has been growing steadily in recent years. As the market further recognizes that top tier value added distributors have a defendable role in the electronics supply chain, the P/E multiple should expand. We will obviously keep a keen eye on the rapidly changing landscape, but in the meantime there is a nice cyclical recovery in place and earnings are growing rapidly. Having the patience to stick with this sound idea has paid off handsomely for you.

SUNGARD DATA SYSTEMS INC.

  SunGard Data is the leading provider of investment software and services to banks, brokerage firms, and investment institutions. SunGard is also the leading provider of computer data disaster recovery solutions and recently added an Application Service Provider (ASP) offering that leverages existing processing infrastructure. SunGard's investment software products are diverse, addressing complicated derivative applications, portfolio management systems, on-line trading and trade adjudication. The disaster recovery business has become an absolute necessity as information becomes the most valuable corporate asset. These services are provided under multi-year contracts. The ASP industry has recently captured Wall Street's attention, with companies such as Exodus and USInternetworking, unprofitable and unproven, trading in excess of 100 times revenue. SunGard has a very robust model in the ASP area, selling to Blue Chip customers who have come to rely on the Company's reputation in the disaster recovery market. The irony is that SunGard can fund a wonderful growth opportunity internally while still remaining highly profitable. SunGard's net income of $200 million is roughly equal to Exodus' total revenues (Exodus lost $130 million last year), yet has a market capitalization less than one-fifth that of Exodus!

  Most of the SunGard businesses are characterized by high degrees of recurring revenue (83% for the firm as a whole), strong margins and superb free cash flows. SunGard's cash flow exceeded $300 million last year and the balance sheet sports no debt and a net cash position of nearly $400 million. Long-term shareholders of the Fund know this Company well, as it was a big winner for us during much of the 1990s, appreciating over 500% in the seven years during which we owned it. Due to valuation and year 2000 concerns, we stepped to the sidelines at the end of 1998. With those worries negatively impacting the stock last year, we reinvested. This proved premature, as the Company missed, by four cents, its first quarter in nine years last September. The stock was clobbered, eventually dropping to 5.5 times earnings before interest, taxes, depreciation and amortization (EBITDA).

  This was an incredible valuation for a company of this quality and we took that opportunity to make SunGard a very large position. With steady operating performance in Q4 and a positive outlook for Q1, the stock rebounded nicely, up 59% through March. Even with this rebound, the stock still trades for less than 10 times EBITDA and 21 times earnings, a discount to the market and comparable companies.

WHAT HASN'T WORKED...BUT WHAT WE BELIEVE WILL

CONSOLIDATED STORES CORP.

  Consolidated Stores is the leading close-out merchandiser in the United
States with over 1,230 Odd Lots, Big Lots, Pic 'N' Save and MacFrugal's stores and 1,320 KB Toys locations. The Company's KBkids.com is also one of the top on-line toy retailers. The stock has been disappointing over the past two years, due to problems integrating the MacFrugal's acquisition, bringing on a new distribution center and inventory management system, and the start-up of the Internet toy business. The issues regarding the core franchise are behind the Company now and the closeout business is solidly back on the growth track. This business earned $1.15 last year and is expected to earn $1.35 this year and remains an excellent free cash story. Consolidated Stores is far and away the leader in the closeout sector and achieves a superior margin and return on capital.

  Unfortunately, what was once excitement surrounding the KBkids.com Internet venture has now turned 180 degrees as the market has soured on e-tailing.
eToys, for example, has gone from $86.00 to $8.00! The market appears to be worried that KBkids.com will be a longer-term drag on overall Consolidated Stores' earnings. Thus, the planned IPO of KBkids.com is now in jeopardy and is likely the reason why the Company recently hired Credit Suisse First Boston to "explore various options to increase shareholder value." We believe management is highly motivated to do what it takes to deliver shareholder value, including divestiture of KBkids.com. A reasonable valuation on the core business - a 15%+ growth story with excellent free cash characteristics - is 20 times earnings.
If the Company reaches the reasonable target of $1.35 this year (excluding KBkids.com) and the market starts to look at $1.55-1.60 next year, the stock could push toward $30.00 or higher. With the stock currently at $12.00, we are very excited about the prospects. With Credit Suisse First Boston on board, the catalyst is there to make it happen.

CASELLA WASTE SYSTEM, INC.

  Casella Waste is a regional, integrated, non-hazardous solid waste services company with current operations focused in the Northeastern part of the United States. In most of its markets, Casella has the largest market share for both collection and landfill of waste. The business model is sound, with strong recurring revenues that are under contract and end-market demand that is recession resistant. The Company closed on the acquisition of KTI Inc. in December, which brought along scarce disposal capacity in the form of two waste-to-energy facilities (incineration) in the Northeast. Additionally, KTI is involved in the recycling of waste and the production of finished products, where they convert recycled plastic and paper. Casella has established an enviable position in solid waste in the Northeast, which is the region with the highest internal growth in the country. In Q3 ending January 31, internal growth (volume and price) increased over 9% and the outlook for the core collection and disposal assets remains very bright. As expansions become more difficult to obtain, the value of the Casella franchise increases.

  Currently, the negatives that came along with the KTI acquisition, specifically the businesses that have been slated for divestiture, have overwhelmed the positives, sinking the stock. Earnings estimates have retreated to $1.15 from $1.45 for the fiscal year ending April 30, 2001 and the stock is down from $18.00 to $7.25. This appears to be a major overreaction, since the problems seem to be transitory, and very fixable. The Company is going to divest the unattractive businesses that came with KTI. We have been assured of that and believe it will happen soon. Unless there is a significant change in the economic landscape, the $1.15 estimate for April, 2001 looks conservative. Moreover, proceeds from divestitures will be used to reduce debt. At current share prices, the P/E multiple is 6.7x and the EBITDA multiple (market value plus net debt, divided by earnings before interest, taxes, depreciation and amortization) is 4.1x. We believe the stock will appreciate several-fold from the current levels over the next few years.

G&K SERVICES, INC.

  G&K Services is the third largest uniform rental company in North America.
Our longer-term shareholders will remember our first successful stint with this stock in the early 1990s, when it appreciated fourfold. As was the case with SunGard, our reentry last year into the stock was less than elegant. Nonetheless, this is an excellent business that we not only know well, but are confident can deliver solid operating margins and growth. Like SunGard, it is characterized by recurring revenue. Best of all, and despite a modest bounce off the bottom, the stock is wonderfully cheap right now - in fact, on a valuation basis, very close to our purchase price in the early 1990s. We have done a Leveraged Buy-Out (LBO) analysis of this Company that suggests attractive returns even at a 75-100% premium to today's price. While we do not expect an LBO, the exercise is useful in assessing downside risk. Currently the stock trades for approximately 10x calendar 2000 estimated earnings and 5x EBITDA.
The nearest comparable public company, Cintas, trades at 27x earnings and 10x EBITDA.

  Every cheap stock has a story, and G&K is no exception. Theirs is a two-part problem. First, they purchased National Linen Services two years ago and it came with warts that have taken management longer to address than most expected. Not coincidentally, when the Company announced the National Linen acquisition, that is when we sold our original position. Problems getting these operations up to G&K standards and growth rates hurt the stock last year. We felt the Company was making steady progress even though the stock had fallen to attractive levels; that is when we repurchased the stock. Unfortunately, all were blind-sided in early 2000 by problem number two, which was the difficulties encountered cranking up their direct sales business. Cintas has a wonderful direct business and we applaud G&K's management for going after this attractive market. Many mistakes were made, however, and there is much work left to be done. The good news is that the Company has put Dick Fink, the current chairman and long time former CEO, temporarily in charge of the direct business. The situation is now stabilized and he will run it until a capable executive is hired.

  The depressed stock gave us the opportunity to double our positions. We will continue to closely watch the progress of the Southeast division (where most of the National Service problems were located) and the direct sales division. Management has given Wall Street fairly conservative guidance for the next few quarters and if this comes off without additional slippage, the stock should start to recover. Ultimately, we hope to see G&K return to the land of premium multiples, where the Company lived until 12 months ago. If so, the stock could be fantastic.

  As we said in our last two reports, we're extremely excited about the return prospects for your portfolio for the next 12-36 months. Overall, your companies should experience growth of over 16% in the first quarter, and 17%+ for the full year. Whenever your companies have sold at roughly 12 times estimated earnings and a 55% discount to the market, it has been a recipe for outstanding returns going forward.

  As always, thank you for your continued confidence in our investment style and the disciplines we employ here at Fiduciary Capital Growth Fund, Inc.

Sincerely,

   /s/ Ted D. Kellner      /s/ Donald S. Wilson       /s/ Patrick J. English

   Ted D. Kellner, C.F.A   Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
   President               Vice President             Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF NET ASSETS
March 31, 2000 (Unaudited)

                                                                     QUOTED
                                                                     MARKET
  SHARES                                                COST          VALUE
 --------                                              ------        -------
LONG-TERM INVESTMENTS -- 93.9% (A)<F2>

COMMON STOCKS -- 90.0% (A)<F2>

            BANKS/SAVINGS & LOANS -- 1.0%
    15,000  Associated Banc-Corp.                   $   450,250    $   448,125

            CHEMICAL/SPECIALTY MATERIALS -- 11.4%
    50,700  Cambrex Corp.                             1,260,984      2,205,450
    29,000  Great Lakes Chemical Corp.                  830,943        986,000
    23,200  Minerals Technologies Inc.                  894,569      1,033,850
    37,300  Sigma-Aldrich Corp.                       1,077,994      1,002,437
                                                    -----------    -----------
                                                      4,064,490      5,227,737

            DISTRIBUTION -- 5.9%
    55,000  Arrow Electronics, Inc.*<F1>                887,653      1,938,750
    50,000  Pioneer-Standard
              Electronics, Inc.                         412,188        787,500
                                                    -----------    -----------
                                                      1,299,841      2,726,250

            HEALTH INDUSTRIES -- 13.5%
    93,000  Covance Inc.*<F1>                         1,086,259        999,750
    73,000  Dentsply International Inc.               1,362,812      2,071,375
    30,000  Haemonetics Corp.*<F1>                      521,182        675,000
    16,600  IDEXX Laboratories, Inc.*<F1>               271,825        386,988
    71,000  Sybron International Corp.*<F1>             931,995      2,059,000
                                                    -----------    -----------
                                                      4,174,073      6,192,113

            INDUSTRIAL SERVICES -- 4.3%
    68,000  Casella Waste System, Inc.*<F1>           1,270,594        510,000
   135,000  Republic Services, Inc.*<F1>              2,000,588      1,476,563
                                                    -----------    -----------
                                                      3,271,182      1,986,563

            INSURANCE -- 10.5%
    46,957  Delphi Financial
              Group, Inc.*<F1>                        1,522,621      1,426,319
    16,900  Financial Security
              Assurance Holdings Ltd.                   845,995      1,241,093
    24,000  MGIC Investment Corp.                       836,040      1,047,000
    79,325  Old Republic
              International Corp.                     1,014,375      1,090,719
                                                    -----------    -----------
                                                      4,219,031      4,805,131

            MISCELLANEOUS BUSINESS SERVICES -- 10.9%
    17,700  Cintas Corp.                                417,130        693,619
    80,000  G & K Services, Inc.                      2,090,618      1,563,744
    20,300  Keane, Inc.*<F1>                            402,736        512,575
    75,000  Modis Professional
              Services, Inc.*<F1>                       832,556        928,125
    40,000  Morrison Management
              Specialists, Inc.                         760,866      1,110,000
    24,600  Romac International, Inc.*<F1>              199,112        222,937
                                                    -----------    -----------
                                                      4,703,018      5,031,000

            MISCELLANEOUS-TECHNOLOGY MANUFACTURING -- 2.8%
    18,500  Bell & Howell Co.*<F1>                      529,562        578,125
    75,100  Paxar Corp.*<F1>                            642,400        722,838
                                                    -----------    -----------
                                                      1,171,962      1,300,963

            PAPER/PACKAGING -- 4.0%
    51,300  AptarGroup, Inc.                          1,349,718      1,369,069
    35,000  Wausau-Mosinee
              Paper Corp.                               442,110        452,812
                                                    -----------    -----------
                                                      1,791,828      1,821,881

            PRINTING/PUBLISHING/FORMS -- 0.8%
    32,500  Wallace Computer
              Services, Inc.                            576,239        383,906

            PRODUCER MANUFACTURING -- 2.2%
    59,000  Regal-Beloit Corp.                          731,582      1,032,500

            RETAIL TRADE -- 9.9%
   131,000  Casey's General Stores, Inc.              1,062,687      1,424,625
   125,000  Consolidated Stores Corp.*<F1>            1,765,605      1,421,875
    75,000  Family Dollar Stores, Inc.                1,290,336      1,560,938
    18,000  Stein Mart, Inc.*<F1>                       117,875        148,500
                                                    -----------    -----------
                                                      4,236,503      4,555,938

            SOFTWARE/SERVICES -- 12.8%
    31,000  Acxiom Corp.*<F1>                           777,558      1,030,750
    37,000  NOVA Corp./Georgia*<F1>                     939,144      1,077,625
    22,300  Reynolds & Reynolds Co.                     456,644        602,100
    84,000  SunGard Data Systems Inc.*<F1>            2,218,115      3,171,000
                                                    -----------    -----------
                                                      4,391,461      5,881,475
                                                    -----------    -----------
                Total common stocks                  35,081,460     41,393,582

REITS -- 3.9% (A)<F2>
    92,500  Prologis Trust                            1,915,109      1,780,625
                                                    -----------    -----------
            Total long-term
              investments                            36,996,569     43,174,207

PRINCIPAL
  AMOUNT                                                COST          VALUE
---------                                              ------        -------
SHORT-TERM INVESTMENTS -- 6.2% (A)<F2>
            VARIABLE RATE DEMAND NOTE
$2,838,110  Firstar Bank U.S.A., N.A.                 2,838,110      2,838,110
                                                    -----------    -----------
            Total investments                       $39,834,679     46,012,317
                                                    -----------
                                                    -----------
            Liabilities, less cash and
              receivables -- (0.1%) (A)<F2>                            (21,211)
                                                                   -----------
            NET ASSETS                                             $45,991,106
                                                                   -----------
                                                                   -----------
            Net Asset Value Per Share
              ($0.01 par value 10,000,000
              shares authorized), offering
              and redemption price
              ($45,991,106 / 2,561,452
              shares outstanding)                                       $17.96
                                                                        ------
                                                                        ------

  *<F1>  Non-income producing security.
(a)<F2>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF OPERATIONS
For the Period Ending March 31, 2000 (Unaudited)

INCOME:
   Dividends                                                        $  175,194
   Interest                                                             34,327
                                                                    ----------
        Total income                                                   209,521
                                                                    ----------
EXPENSES:
   Management fees                                                     189,386
   Administrative services                                              17,626
   Registration fees                                                    15,670
   Professional fees                                                    11,320
   Printing and postage expense                                         10,780
   Transfer agent fees                                                  10,390
   Custodian fees                                                        4,892
   Board of Directors fees                                                 800
   Other expenses                                                        1,048
                                                                    ----------
        Total expenses                                                 261,912
                                                                    ----------
NET INVESTMENT LOSS                                                    (52,391)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     2,065,369
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               3,180,291
                                                                    ----------
NET GAIN ON INVESTMENTS                                              5,245,660
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $5,193,269
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending March 31, 2000 (Unaudited) and For the Year Ended September 30, 1999

                                                         2000         1999
                                                      -----------  -----------
OPERATIONS:
   Net investment loss                                $   (52,391) $   (77,119)
   Net realized gain on investments                     2,065,369      857,097
   Net increase in unrealized appreciation
     on investments                                     3,180,291    5,355,880
                                                      -----------  -----------
        Net increase in net assets resulting
          from operations                               5,193,269    6,135,858
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($0.43172
     and $4.71103 per share, respectively)             (1,033,403)  (9,979,348)*
                                                                            <F3>
                                                      -----------  -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (468,991 and
     110,952 shares, respectively)                      7,787,579    1,867,672
   Net asset value of shares issued in distributions
     (64,902 and 597,484 shares, respectively)            964,443    8,836,792
   Cost of shares redeemed (369,027 and 423,064
     shares, respectively)                             (6,035,578)  (6,792,793)
                                                      -----------  -----------
        Net increase in net assets derived from
          Fund share activities                         2,716,444    3,911,671
                                                      -----------  -----------
        TOTAL INCREASE                                  6,876,310       68,181
NET ASSETS AT THE BEGINNING OF THE PERIOD              39,114,796   39,046,615
                                                      -----------  -----------
NET ASSETS AT THE END OF THE PERIOD                   $45,991,106  $39,114,796
                                                      -----------  -----------
                                                      -----------  -----------
*<F3>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

Fiduciary Capital Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                           FOR THE PERIOD
                                               ENDING                             YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,        ------------------------------------------------------------------
                                                2000           1999           1998           1997           1996           1995
                                               ------         ------         ------         ------         ------         ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period           $16.32         $18.49         $26.53         $21.76         $21.58         $19.52
Income from investment operations:
   Net investment (loss) income                 (0.02)         (0.03)         (0.02)          0.03           0.13           0.11
   Net realized and unrealized
             gains (losses) on investments       2.09           2.57          (4.15)          7.39           2.24           3.87
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 2.07           2.54          (4.17)          7.42           2.37           3.98
Less distributions:
   Dividends from net investment income            --             --          (0.01)         (0.15)         (0.12)         (0.04)
   Distributions from net realized gains        (0.43)         (4.71)         (3.86)         (2.50)         (2.07)         (1.88)
                                               ------         ------         ------         ------         ------         ------
Total from distributions                        (0.43)         (4.71)         (3.87)         (2.65)         (2.19)         (1.92)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $17.96         $16.32         $18.49         $26.53         $21.76         $21.58
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                         13.2%*<F4>     16.4%         (17.6%)         38.4%          12.7%          22.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)         45,991         39,115         39,047         52,678         45,835         42,197
Ratio of expenses to average net assets          1.3%**<F5>     1.3%           1.2%           1.2%           1.2%           1.2%
Ratio of net investment (loss) income
  to average net assets                         (0.3%)**<F5>   (0.2%)         (0.1%)          0.1%           0.6%           0.5%
Portfolio turnover rate                         32.9%          75.9%          54.3%          60.7%          43.7%          28.6%

 *<F4>  Not Annualized.
**<F5>  Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2000 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

        The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts as reported on the statement of net assets are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $244,219 of post-October losses, which may be used to offset capital gains in future years to the extent provided by tax regulations.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

        The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

        Net investment income and net realized gains, if any, are distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS --

        For the period ending March 31, 2000, purchases and proceeds of sales of investment securities (excluding short-term investments) were $14,112,499 and $13,017,512, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

        As of March 31, 2000, liabilities of the Fund included the following:

            Payable to FMI for management and administrative fees      $37,091
            Other liabilities                                           17,349

(6)  SOURCES OF NET ASSETS --

        As of March 31, 2000, the sources of net assets were as follows:
     Fund shares issued and outstanding                            $38,053,920
     Net unrealized appreciation on investments                      6,177,638
     Accumulated net realized gains on investments                   1,759,548
                                                                   -----------
                                                                   $45,991,106
                                                                   -----------
                                                                   -----------

        Aggregate net unrealized appreciation as of March 31, 2000, consisted of the following:
     Aggregate gross unrealized appreciation                       $ 9,525,655
     Aggregate gross unrealized depreciation                       (3,348,017)
                                                                   -----------
         Net unrealized appreciation                               $ 6,177,638
                                                                   -----------
                                                                   -----------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

        In early 1999, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 1999. The Fund hereby designates the following amounts as long-term capital gains distributions.

     Capital gains taxed at 20%                                    $ 7,780,616

        The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 1999 was 17%.

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.